SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] Confidential, For Use of the
[X] Definitive Proxy Statement                  Commission Only (as permitted by
[ ] Definitive Additional Materials             Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Rule 14a-12

                                   ----------

               LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                 LEHMAN BROTHERS

               LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                               ___________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               ___________________

Dear SHAREHOLDER:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Lehman Brothers First Trust Income Opportunity Fund, a Delaware statutory trust (the "Fund"), will be held on April 14, 2008, at 9:30 a.m. Eastern time at the offices of Neuberger Berman, LLC, an affiliate of Neuberger Berman Management Inc., at 605 Third Avenue, 41st Floor, New York, New York 10158-3698 for the following purposes:

     (1)  To elect six Class III Trustees as outlined below:

          (a)  Five Class III Trustees, Martha C. Goss, Robert A. Kavesh, Edward
               I. O'Brien, William E. Rulon and Candace L. Straight to be elected by the holders of common shares (the "Common Shares") and Money Market Cumulative Preferred Shares (the "MMP Shares"), voting together as a single class, such trustees to serve until the annual meeting of shareholders in 2011, or until their successors are elected and qualified; and

          (b) One Class III Trustee, Howard A. Mileaf, to be elected by the holders of MMP Shares only, voting separately as a single class, such trustee to serve until the annual meeting of shareholders in 2011, or until such trustee's successors are elected and qualified; and

     (2) To consider and act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

     You are entitled to vote at the Annual Meeting of the Fund and any adjournments thereof if you owned Fund shares at the close of business on February 20, 2008 (the "Record Date"). If you attend the Annual Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S). If you have any questions about the proposal or the voting instructions, please call us at 877-461-1899. Any proposal submitted to a vote at the Annual Meeting by anyone other than the officers or trustees of the Fund may be voted on only in person or by written proxy.

     The Fund will admit to the Annual Meeting (1) all shareholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that the Fund, in its sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE ANNUAL MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CONTACT US AT 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                        By order of the Board of Trustees,


                                        /s/ Claudia A. Brandon


                                        Claudia A. Brandon
                                        Secretary

Dated: March 13, 2008

New York, New York

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3.   Other Accounts:  The capacity of the individual signing the proxy card
          should  be   indicated   unless  it  is   reflected  in  the  form  of
          registration. For example:


REGISTRATION                                VALID SIGNATURE
________________________________________________________________________________

CORPORATE ACCOUNTS

(1) ABC Corp.                               ABC Corp.
(2) ABC Corp.                               John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer                 John Doe
(4) ABC Corp. Profit Sharing Plan           John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                               Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78     Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith,
    Cust. f/b/o John B. Smith, Jr. UGMA     John B. Smith
(2) John B. Smith                           John B. Smith, Jr., Executor
_______________________________________________________________________________

_______________________________________________________________________________

                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                           SHARES OF THE FUND YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY

     IF YOU OWN BOTH COMMON SHARES AND MMP SHARES OF THE FUND, THERE WILL BE MORE THAN ONE PROXY CARD ENCLOSED. PLEASE FILL OUT AND RETURN EACH PROXY CARD.

     SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD(S).

     TO AVOID ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
_______________________________________________________________________________

                                 LEHMAN BROTHERS

               LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND

                                605 THIRD AVENUE
                          NEW YORK, NEW YORK 10158-0180

                              _____________________

                                 PROXY STATEMENT
                              _____________________

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 14, 2008

                                  INTRODUCTION

     This Proxy Statement is furnished to the shareholders of the Lehman Brothers First Trust Income Opportunity Fund, a Delaware statutory trust (the "Fund"), by the Board of Trustees (the "Board") of the Fund in connection with the solicitation of shareholder votes by proxy to be voted at the Annual Meeting of Shareholders or any adjournments thereof ("Annual Meeting"). The Annual Meeting is expected to be held on April 14, 2008, at 9:30 a.m. Eastern time at 605 Third Avenue, 41st Floor, New York, New York 10158-3698, at the offices of Neuberger Berman, LLC ("Neuberger Berman"), an affiliate of Neuberger Berman Management Inc. ("NB Management").

     The matters to be acted upon at the Annual Meeting are set forth in the accompanying Notice of Annual Meeting. It is expected that the Notice of Annual Meeting, this Proxy Statement and form of proxy first will be mailed to shareholders on or about March 13, 2008.

     If the enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Annual Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Secretary of the Fund, by the execution of a subsequently dated proxy card or by attending the Annual Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" the election of each nominee for Trustee and "FOR," "ABSTAIN" or "AGAINST" any other matters acted upon at the Annual Meeting in the discretion of the persons named as proxies.

     The close of business on February 20, 2008, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting ("Record Date"). On that date, the Fund had 12,254,584.6520 common shares ("Common Shares") and 3,600 Money Market Cumulative Preferred Shares ("MMP Shares") outstanding and entitled to vote.

     Each shareholder will have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of the net asset value per share of each share held on the Record Date. On the Record Date, the net asset value of the Common Shares was $12.53 per share and the liquidation preference of the MMP Shares was $25,000 per share.

     Holders of the Fund's  outstanding shares will vote to elect a total of six
Trustees: Common Shares and MMP Shares will vote together as a single class to elect five Class III Trustees, while holders of the Fund's outstanding MMP Shares will vote as a single class to elect one Class III Trustee. As to any other business that may properly come before the Annual Meeting or any adjournments thereof, holders of the Common Shares and MMP Shares may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended ("1940 Act"), applicable law governing Delaware statutory business trusts, and the Fund's charter with respect to said item of business.

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of NB Management, Lehman Brothers Asset Management LLC ("LBAM LLC"), the Fund's sub-adviser, or affiliates of these entities. Such solicitations may also be made by other authorized representatives of the Fund. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund.

QUORUM; ADJOURNMENT

     A quorum of shareholders is necessary to take action at the Annual Meeting. A quorum will exist for the election of the five Class III Trustees to be elected by holders of Common Shares and MMP shares entitled to vote if 25% of all such shares (Common Shares and MMP Shares) outstanding on the Record Date are present in person or by proxy. A quorum will exist for the election of the single Class III Trustee to be elected by holders of the MMP Shares entitled to vote if 25% of all such MMP Shares outstanding on the Record Date are present in person or by proxy. THE FAILURE OF A QUORUM TO BE PRESENT AT THE ANNUAL MEETING WILL NECESSITATE ADJOURNMENT AND WILL SUBJECT THE FUND TO ADDITIONAL EXPENSE.

     In the event that a quorum is not present at the Annual Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Under the Fund's by-laws (the "By-Laws"), any meeting of shareholders may be adjourned from time to time by: (a) the vote of the majority of the shares represented at that meeting, either in person or by proxy, or (b) in his or her sole discretion by the chair of the meeting. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" the election of any nominee and those proxies which they are required to "WITHHOLD" on all of the nominees in their discretion. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval and it is otherwise appropriate.

     The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the Annual Meeting. The Fund understands that, under the rules of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX"), such broker-dealers may grant authority to the proxies designated by the Fund to vote on the election of Trustees for the Fund if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either
(i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will have no impact on the election of the Class III Trustee Nominees because the required vote is the plurality of votes cast.

     Pursuant to the rules of the NYSE, MMP Shares of the Fund held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of the Fund if no instructions are received by the date identified in the broker dealer's statement accompanying the proxy materials. These conditions include, among others, that (i) at least 30% of the Fund's MMP Shares outstanding have voted on the proposal, and (ii) less than 10% of the Fund's MMP Shares outstanding have voted against such proposal. In such instance, the broker-dealer firm may vote such uninstructed Fund's MMP Shares on the proposal in the same proportion as the votes cast by all MMP Shares voted on such proposal. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) AS SOON AS POSSIBLE IN THE MANNER DESCRIBED ON THE ENCLOSED PROXY CARD(S). A SHAREHOLDER HOLDING SHARES IN "STREET NAME" MAY ALSO VOTE HIS OR HER PROXY BY TELEPHONE OR THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD(S).

     As of February 20, 2008, the Fund knows of no person who owns beneficially more than 5% of its outstanding Common Shares or MMP Shares other than those listed below. *

                                                      AMOUNT OF
                   NAME AND ADDRESS OF BENEFICIAL     BENEFICIAL     PERCENT OF
CLASS OF STOCK                 OWNER                  OWNERSHIP        CLASS
________________________________________________________________________________

Common             Claymore Securities Inc.
Shares             250 North Rock Road
                   Suite 150
                   Wichita, KS 67206-2241

                   Claymore Securities                 625,722         5.10%
                   Defined Portfolios,
                   Series 192, 224, 297, 311,
                   324, 349, 358, 367, 376,
                   384, 387,
                   399, 406, 419, 427, 433, 441
                   & 446.
                   2455 Corporate West Dr.
                   Lisle, IL 60532
________________________________________________________________________________

*   Based on Schedule 13G filed by Claymore Securities Inc. on January 31, 2008.

     In addition, the Trustees and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding shares as of February 20, 2008.

     NB Management serves as the Fund's investment adviser and administrator and LBAM LLC serves as the Fund's sub-adviser. In addition, NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds, as well as the NB Family of Funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. As of December 31, 2007, Neuberger Berman affiliates had approximately $258.1 billion in assets under management. NB Management and LBAM LLC are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("LBHI"), a publicly held company.

     SHAREHOLDERS OF RECORD OR BENEFICIAL OWNERS AS OF THE RECORD DATE MAY OBTAIN A FREE COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS FOR THE FUND, BY WRITING NB MANAGEMENT AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 877-461-1899.

     Shareholders may also send communications that they would like to direct to the Fund's Board of Trustees to the attention of Chamaine Williams, Chief Compliance Officer ("CCO"), Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. The Board has directed Ms. Williams to send such communications to the chairperson of the Fund's Ethics and Compliance Committee. Nominee recommendations and shareholder proposals should be directed to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605

Third Avenue, 21st Floor, New York, NY, 10158-0180 as described in this Proxy Statement under "Information Regarding the Fund's Process for Nominating Trustee Candidates" and "Shareholder Proposals."

                              ELECTION OF TRUSTEES

                                    PROPOSAL

     The Fund's Board is divided into three classes (Class I, Class II and Class
III). At a meeting held on March 22, 2007, the Fund's Board expanded the size of its Board from fifteen to sixteen members and appointed Martha C. Goss as a Class III Trustee effective June 1, 2007.

     The terms of office of Class I, Class II and Class III Trustees will expire at the annual meeting of shareholders held in 2009, 2010 and 2008, respectively, and at each third annual meeting of shareholders thereafter. Each Trustee shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of the Fund's Trustees helps to promote the continuity and stability of the Fund's management and policies because the majority of the Trustees at any given time will have prior experience as Trustees of the Fund. At least two shareholder meetings, instead of one, are required to effect a change in a majority of the Trustees, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining Trustees may fill the vacancies so created, to the extent permitted by the 1940 Act.

     At the Annual Meeting, five Class III Trustees are to be voted upon by the holders of Common Shares and MMP Shares, voting together as a single class, and one Class III Trustee is to be voted upon by the holders of MMP Shares only, voting separately as a single class. In accordance with the provisions of the 1940 Act and the Fund's By-Laws, under normal circumstances the holders of outstanding MMP Shares are entitled, as a class, and to the exclusion of the holders of Common Shares, to elect two Trustees. One of those two Trustees, Howard A. Mileaf, is a Class III Trustee currently up for election. The other is a Class II Trustee up for election in 2010. The holders of outstanding Common Shares and MMP Shares, voting together as a single class, elect the balance of the Trustees. The Class I and II Trustees are not nominees to be considered at the Annual Meeting.

     The term of each current Class III Trustee expires at the Annual Meeting of Shareholders, but each expressed his or her willingness to serve another term as Trustee of the Fund if nominated by the Board.

     The following table indicates which shareholders are solicited with respect to each of these Nominees:

NOMINEE                                     COMMON SHARES          MMP SHARES
________________________________________________________________________________

Martha C. Goss                                    X                     X
Robert A. Kavesh                                  X                     X
Howard A. Mileaf                                                        X
Edward I. O'Brien                                 X                     X
William E. Rulon                                  X                     X
Candace L. Straight                               X                     X
________________________________________________________________________________

     The Governance and Nominating Committee of the Fund reviewed the qualifications, experience and background of each incumbent Class III Trustee. Based upon this review, the Committee determined that nominating the incumbent Class III Trustees listed above (the "Nominees") would be in the best interests of the Fund's shareholders. The Fund's Board believes that the Nominees are well suited for service on the Board due to their knowledge of the financial services sector, their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies, and due to their familiarity with the Fund as a result of their prior service as Trustees.

     At a meeting in December 2007, the Board received the recommendations of the Governance and Nominating Committee. After discussion and consideration of, among other things, the backgrounds of the incumbents, the Fund's Board voted to nominate Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward I. O'Brien, William E. Rulon and Candace L. Straight for election as Class III Trustees with a term expiring in 2011. The Fund has a policy that at least three-fourths of all Trustees be Independent Fund Trustees. Independent Fund Trustees are those who are not associated with the Fund's investment adviser or sub-adviser or their affiliates, or with any broker-dealer used by the Fund, the investment adviser or the sub-adviser in the past six months.

     It is the intention of the persons named in the enclosed proxy card(s) to vote in favor of the election of each Nominee. Each Nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Fund's Board has no reason to believe that any Nominee will become unavailable for election as a Trustee, but if that should occur before the Annual Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Trustees is related to any other. The following tables set forth certain information regarding each Trustee. Unless otherwise noted, each Trustee has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 605 Third Avenue, New York, New York 10158.

                                          INFORMATION REGARDING NOMINEES
                                       FOR ELECTION AT 2008 ANNUAL MEETING

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERM OF OFFICE, AND                                             FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________

                                                    CLASS III
________________________________________________________________________________________________________________

Independent Fund Trustees
________________________________________________________________________________________________________________
Martha C. Goss (58)          President, Woodhill                     62                 Director, Ocwen
Trustee                      Enterprises Inc. /Chase                                    Financial Corporation
Since June 2007              Hollow Associates LLC                                      (mortgage servicing),
                             (personal investment                                       since 2005; Director,
                             vehicle), since 2006;                                      American Water (water
                             Chief Operating and                                        utility), since 2003;
                             Financial Officer,                                         Non-Executive Chair
                             Hopewell Holdings, LLC/                                    and Director, Channel
                             Amwell Holdings, LLC                                       Reinsurance (financial
                             (a holding company                                         guaranty reinsurance),
                             for investments in                                         since 2006; Director,
                             the healthcare space),                                     Allianz Life of New
                             since 2003; formerly,                                      York (insurance),
                             Consultant, Resources                                      since 2005; Director,
                             Connection (temporary                                      Financial Women's
                             staffing), 2002 to 2006.                                   Association of New
                                                                                        York (not for profit
                                                                                        association), since 2003;
                                                                                        Trustee Emerita, Brown
                                                                                        University, since 1998.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERM OF OFFICE, AND                                             FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________
Robert A. Kavesh             Marcus Nadler Professor                 62                 Formerly, Director, The
(80)                         Emeritus of Finance and                                    Caring Community
Trustee                      Economics, New York                                        (not-for-profit),
Since April 2006             University Stern School                                    1997 to 2006;
                             of Business; formerly,                                     formerly, Director,
                             Executive Secretary-                                       DEL Laboratories,
                             Treasurer, American                                        Inc. (cosmetics and
                             Finance Association, 1961                                  pharmaceuticals), 1978
                             to 1979.                                                   to 2004; formerly,
                                                                                        Director, Apple Bank
                                                                                        for Savings1979
                                                                                        to 1990; formerly,
                                                                                        Director, Western
                                                                                        Pacific Industries, Inc.,
                                                                                        1972 to 1986 (public
                                                                                        company).
________________________________________________________________________________________________________________

Howard A. Mileaf             Retired; formerly,                      62                 Formerly, Director,
(71)                         Vice President and                                         Webfinancial
Trustee                      General Counsel, WHX                                       Corporation (holding
Since April 2006             Corporation (holding                                       company) December
                             company), 1993 to 2001.                                    2002 to February 2008;
                                                                                        formerly, Director,
                                                                                        WHX Corporation
                                                                                        (holding company),
                                                                                        January 2002 to
                                                                                        June 2005; formerly,
                                                                                        Director, State Theatre
                                                                                        of New Jersey (not-for-
                                                                                        profit theater), 2000 to
                                                                                        2005.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERM OF OFFICE, AND                                             FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________
Edward I. O'Brien            Formerly, Member,                       62                 Director, Legg Mason,
(79)                         Investment Policy                                          Inc. (financial services
Trustee                      Committee, Edward                                          holding company)
Since April 2006             Jones, 1993 to 2001;                                       since 1993; formerly,
                             President, Securities                                      Director, Boston
                             Industry Association                                       Financial Group (real
                             ("SIA") (securities                                        estate and tax shelters),
                             industry's representative in                               1993 to 1999.
                             government relations and
                             regulatory matters at the
                             federal and state levels),
                             1974 to 1992; Adviser to
                             SIA, November 1992 to
                             November 1993.
________________________________________________________________________________________________________________

William E. Rulon             Retired; formerly,                      62                 Formerly, Director,
(75)                         Senior Vice President,                                     Pro-Kids Golf and
Trustee                      Foodmaker, Inc. (operator                                  Learning Academy
Since April 2006             and franchiser of                                          (teach golf and
                             restaurants) until January                                 computer usage to "at
                             1997.                                                      risk" children), 1998
                                                                                        to 2006; formerly,
                                                                                        Director, Prandium,
                                                                                        Inc. (restaurants),
                                                                                        March 2001 to July
                                                                                        2002.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERM OF OFFICE, AND                                             FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________
Candace L. Straight          Private investor and                    62                 Director, Montpelier Re
(60)                         consultant specializing in                                 (reinsurance company)
Trustee                      the insurance industry;                                    since 2006; Director,
Since April 2006             formerly, Advisory                                         National Atlantic
                             Director, Securitas Capital                                Holdings Corporation
                             LLC (a global private                                      (property and casualty
                             equity investment firm                                     insurance company)
                             dedicated to making                                        since 2004; Director,
                             investments in the                                         The Proformance
                             insurance sector), 1998 to                                 Insurance Company
                             December 2003.                                             (property and casualty
                                                                                        insurance company)
                                                                                        since March 2004;
                                                                                        formerly, Director,
                                                                                        Providence Washington
                                                                                        Insurance Company
                                                                                        (property and casualty
                                                                                        insurance company),
                                                                                        December 1998 to
                                                                                        March 2006; formerly,
                                                                                        Director, Summit
                                                                                        Global Partners
                                                                                        (insurance brokerage
                                                                                        firm), 2000 to 2005.
________________________________________________________________________________________________________________

                                         INFORMATION REGARDING TRUSTEES
                                          WHOSE CURRENT TERMS CONTINUE

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________

                                                     CLASS I
________________________________________________________________________________________________________________

Independent Fund Trustees
________________________________________________________________________________________________________________
Faith Colish (72)            Counsel, Carter                         62                 Formerly, Director
Trustee                      Ledyard & Milburn                                          (1997 to 2003) and
Since April 2006             LLP (law firm) since                                       Advisory Director
                             October 2002; formerly,                                    (2003 to 2006), ABA
                             Attorney-at-Law and                                        Retirement Funds
                             President, Faith Colish, A                                 (formerly, American
                             Professional Corporation,                                  Bar Retirement
                             1980 to 2002.                                              Association)
                                                                                        (not-for-profit
                                                                                        membership
                                                                                        corporation).
________________________________________________________________________________________________________________

Michael M. Knetter           Dean, School of                         62                 Trustee, Northwestern
(47)                         Business, University of                                    Mutual Series Fund
Trustee                      Wisconsin - Madison;                                       Inc., since February
Since February 2007          formerly, Professor of                                     2007; Director, Wausau
                             International Economics                                    Paper, since 2005;
                             and Associate Dean, Amos                                   Director, Great Wolf
                             Tuck School of Business -                                  Resorts since 2004.
                             Dartmouth College, 1998
                             to 2002.
________________________________________________________________________________________________________________

Cornelius T. Ryan            Founding General                        62                 Supply Pro, Inc., since
(76)                         Partner, Oxford Partners                                   2007; Norwalk Hospital
Trustee                      and Oxford Bioscience                                      Foundation, since 1998.
Since April 2006             Partners (venture
                             capital investing) and
                             President, Oxford Venture
                             Corporation since 1981.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________
Peter P. Trapp (63)          Retired; formerly,                      62                 None.
Trustee                      Regional Manager for
Since April 2006             Mid-Southern Region,
                             Ford Motor Credit
                             Company, September
                             1997 to 2007; formerly,
                             President, Ford Life
                             Insurance Company, April
                             1995 to August 1997.
________________________________________________________________________________________________________________

Trustee who is an "Interested Person"
________________________________________________________________________________________________________________

Peter E. Sundman *           Executive Vice President,               62                 Director and Vice
(48)                         Neuberger Berman                                           President, Neuberger &
Chief Executive              Inc. (holding company)                                     Berman Agency, Inc.
Officer, Trustee and         since 1999; Head of                                        since 2000; formerly,
Chairman of the              Neuberger Berman                                           Director, Neuberger
Board Since April            Inc.'s Mutual Funds                                        Berman Inc. (holding
2006                         Business (since 1999) and                                  company), October
                             Institutional Business                                     1999 to March 2003;
                             (1999 to October 2005);                                    Trustee, Frost Valley
                             responsible for Managed                                    YMCA; Trustee,
                             Accounts Business and                                      College of Wooster.
                             intermediary distribution
                             (1999 to 2008); President
                             and Director, NB
                             Management since 1999;
                             Managing Director,
                             Neuberger Berman
                             since 2005; formerly,
                             Executive Vice President,
                             Neuberger Berman,
                             1999 to December 2005;
                             formerly, Principal,
                             Neuberger Berman,
                             1997 to 1999; formerly,
                             Senior Vice President,
                             NB Management, 1996 to
                             1999.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________

                                                    CLASS II
________________________________________________________________________________________________________________

Independent Fund Trustees
________________________________________________________________________________________________________________
John Cannon (78)             Consultant; formerly,                   62                 Independent Trustee
Trustee                      Chairman, CDC                                              or Director of three
Since April 2006             Investment Advisers                                        series of Oppenheimer
                             (registered investment                                     Funds: Oppenheimer
                             adviser), 1993 to January                                  Limited Term New
                             1999; formerly, President                                  York Municipal
                             and Chief Executive                                        Fund, Rochester
                             Officer, AMA Investment                                    Fund Municipals,
                             Advisors, an affiliate of                                  and Oppenheimer
                             the American Medical                                       Convertible Securities
                             Association.                                               Fund, since 1992.
________________________________________________________________________________________________________________

C. Anne Harvey (70)          President, C.A. Harvey                  62                 Formerly, President,
Trustee                      Associates since October                                   Board of Associates
Since April 2006             2001; formerly, Director,                                  to The National
                             AARP, 1978 to December                                     Rehabilitation
                             2001.                                                      Hospital's Board of
                                                                                        Directors, 2001 to 2002;
                                                                                        formerly, Member,
                                                                                        Individual Investors
                                                                                        Advisory Committee
                                                                                        to the New York Stock
                                                                                        Exchange Board of
                                                                                        Directors, 1998 to June
                                                                                        2002.
________________________________________________________________________________________________________________

George W. Morriss            Formerly, Executive                     62                 Member, Old Mutual
(60)                         Vice President and Chief                                   2100 fund complex
Trustee                      Financial Officer, People's                                (consisting of six funds)
Since February 2007          Bank (a financial services                                 since October 2006 for
                             company), 1991 to 2001.                                    four funds and since
                                                                                        February 2007 for two
                                                                                        funds.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________
Tom D. Seip (58)             General Partner, Seip                   62                 Director, H&R Block,
Trustee                      Investments LP (a private                                  Inc. (financial services
Since April 2006;            investment partnership);                                   company) since May
Lead Independent             formerly, President                                        2001; Chairman,
Trustee                      and CEO, Westaff, Inc.                                     Compensation
Since April 2006             (temporary staffing), May                                  Committee, H&R
                             2001 to January 2002;                                      Block, Inc. since 2006;
                             formerly, Senior Executive                                 Director, America
                             at the Charles Schwab                                      One Foundation
                             Corporation, 1983 to 1998,                                 since 1998; formerly,
                             including Chief Executive                                  Chairman, Governance
                             Officer, Charles Schwab                                    and Nominating
                             Investment Management,                                     Committee, H&R
                             Inc. and Trustee, Schwab                                   Block, Inc., 2004
                             Family of Funds and                                        to 2006; formerly,
                             Schwab Investments, 1997                                   Director, Forward
                             to 1998, and Executive                                     Management, Inc. (asset
                             Vice President-Retail                                      management company),
                             Brokerage, Charles                                         1999 to 2006;
                             Schwab & Co., Inc., 1994                                   formerly Director,
                             to 1997.                                                   E-Bay Zoological
                                                                                        Society, 1999 to 2003;
                                                                                        formerly, Director,
                                                                                        General Magic (voice
                                                                                        recognition software),
                                                                                        2001 to 2002; formerly,
                                                                                        Director, E-Finance
                                                                                        Corporation (credit
                                                                                        decisioning services),
                                                                                        1999 to 2003; formerly,
                                                                                        Director, Save-Daily.
                                                                                        com (micro investing
                                                                                        services), 1999 to 2003.
________________________________________________________________________________________________________________

________________________________________________________________________________________________________________

                                                                NUMBER OF
NAME, AGE, POSITION,                                            PORTFOLIOS IN
TERMS OF OFFICE, AND                                            FUND COMPLEX            OTHER DIRECTORSHIPS HELD
LENGTH OF TIME                                                  OVERSEEN BY             OUTSIDE FUND COMPLEX BY
SERVED (1)                   PRINCIPAL OCCUPATION(S)            TRUSTEE (2)             TRUSTEE
________________________________________________________________________________________________________________

Trustee who is an "Interested Person"
________________________________________________________________________________________________________________
Jack L. Rivkin * (67)        Executive Vice President                62                 Director, Dale Carnegie
President and Trustee        and Chief Investment                                       and Associates, Inc.
Since April 2006             Officer, Neuberger                                         (private company)
                             Berman Inc. (holding                                       since 1998; Director,
                             company) since 2002                                        Solbright, Inc. (private
                             and 2003, respectively;                                    company) since 1998.
                             Managing Director and
                             Chief Investment Officer,
                             Neuberger Berman since
                             December 2005 and 2003,
                             respectively; formerly,
                             Executive Vice President,
                             Neuberger Berman,
                             December 2002 to 2005;
                             Director and Chairman,
                             NB Management since
                             December 2002; formerly,
                             Executive Vice President,
                             Citigroup Investments,
                             Inc., September 1995 to
                             February 2002; formerly,
                             Executive Vice President,
                             Citigroup Inc., September
                             1995 to February 2002.
________________________________________________________________________________________________________________

(1)  The majority of the current Board was elected in April 2006 as part of a proposal to  streamline  the governance  structure of the Fund. Prior to April 2006,  Michael M. Knetter and George W. Morriss had
     served as Trustees of the Fund. In February  2007,  Dr.  Knetter and Mr. Morriss became Board members again and in June 2007 Ms. Goss joined the Board.  The Board shall at all times be divided as equally as possible into three classes of Trustees  designated Class I, Class II, and Class III. The terms of office of Class I,  Class  II,  and  Class  III  Trustees  shall  expire  at the  annual  meeting  of shareholders  held in 2009,  2010,  and 2008,  respectively,  and at each  third  annual  meeting  of shareholders thereafter.

(2)  For funds organized in a master-feeder  structure, we count the master fund and its associated feeder funds as a single portfolio.

*    Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and
     Mr.  Rivkin are  interested  persons of the Fund by virtue of the fact that they are officers  and/or directors of NB Management and/or LBAM LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended ("1934 Act"), Section 30(h) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, certain of the Fund's officers and trustees, portfolio managers, persons owning more than 10% of the Fund's stock and certain officers and directors of the Fund's investment adviser and sub-adviser are required to report their transactions in the Fund's Common Shares to the SEC and the NYSE. Based solely on the review by the Fund of the copies of such reports received by it, the Fund believes that, during the fiscal year ended December 31, 2007, all filing requirements applicable to such persons were met.

BOARD OF TRUSTEES AND COMMITTEE MEETINGS

     The Fund's Board met ten times during the fiscal year ended December 31, 2007. Each Trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that year.

     The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below. The Board does not have a standing compensation committee although the Governance and Nominating Committee does consider and make recommendations relating to Independent Trustee compensation to the Board.

     AUDIT COMMITTEE. The purposes of the Fund's Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund's financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm; (e) to act as a liaison between the Fund's independent registered public accounting firm and the full Board; and
(f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of trustees. The independent registered public accounting firm for the Fund shall report directly to the Audit Committee. The Fund has adopted a written charter for its Audit Committee. The charter of the Audit Committee is available on the Fund's website at www.lbftincomeopportunity.com. The Audit Committee of the Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund's independent registered public accounting firm to the Chairman of the Audit Committee, and, if the Committee Chair is not available, to each Member of the Committee between meetings of the Committee.

     The Audit Committee of the Fund, established in accordance with Section 3(a) (58)(A) of the 1934 Act, is composed entirely of Independent Fund Trustees who are also considered independent under the listing standards applicable to the Fund. Its members are Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip and Peter P. Trapp. The Chairman of the Audit Committee receives additional compensation for serving on this committee. The Report of the Audit Committee relating to the audit of Fund financial statements for the fiscal year ended December 31, 2007 is attached hereto as Appendix A. During the fiscal year ended December 31, 2007, the Committee met six times.

     CLOSED-END FUNDS COMMITTEE. The Fund's Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to the Fund. Its members are George W. Morriss (Chairman), Edward I. O'Brien, Jack L. Rivkin, William E. Rulon (Vice Chairman) and Tom D. Seip. All members other than Mr. Rivkin are Independent Fund Trustees. The Chairman of the Closed-End Funds Committee receives additional compensation for serving on this Committee. During the fiscal year ended December 31, 2007, the Committee met two times.

     CONTRACT REVIEW COMMITTEE. The Contract Review Committee of the Fund is responsible for overseeing and guiding the process by which the Independent Fund Trustees annually consider whether to continue the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Martha C. Goss, Robert
A. Kavesh, William E. Rulon and Candace L. Straight. All members are Independent Fund Trustees. The Chairwoman of the Contract Review Committee receives additional compensation for serving on this Committee. During the fiscal year ended December 31, 2007, the Committee met five times.

     ETHICS AND COMPLIANCE COMMITTEE. The Ethics and Compliance Committee of the Fund oversees: (a) the Fund's program for compliance with Rule 38a-1 under the 1940 Act and the Fund's implementation and enforcement of its compliance policies and procedures; (b) compliance with the Fund's Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Trustees), and (c) the activities of the Fund's CCO. The Committee shall not assume oversight duties to the extent that such duties have been assigned by the Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). The Committee's primary function is oversight. Each investment adviser, sub-adviser, administrator and transfer agent (collectively, "Service Providers") is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering the Fund's Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. Its members are John Cannon (Chairman), Faith Colish, C. Anne

Harvey, Michael M. Knetter and Edward I. O'Brien. All members are Independent Fund Trustees. The Chairman of the Ethics and Compliance Committee receives additional compensation for serving on this Committee. The Board will receive at least annually a report on the compliance programs of the Fund and Service Providers and the required annual reports on the administration of the Code of Ethics and the required annual certifications from the Fund, NB Management and LBAM LLC. During the fiscal year ended December 31, 2007, the Committee met four times.

     EXECUTIVE COMMITTEE. The Executive Committee of the Fund is responsible for acting in an emergency when a quorum of the Board is not available; the Committee has all the powers of the Board when the Board is not in session to the extent permitted by Delaware law. Its members are John Cannon, Robert A. Kavesh, Howard A. Mileaf, Tom D. Seip and Peter E. Sundman (Chairman). All members except for Mr. Sundman are Independent Fund Trustees. During the fiscal year ended December 31, 2007, the Committee did not meet.

     GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee of the Fund is responsible for: (a) considering and evaluating the structure, composition and operation of the Board of Trustees and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Trustees, including as Independent Fund Trustees, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Fund Trustees and of those officers as to whom the Board is charged with approving compensation. The Committee met to discuss matters relating to the nomination of Class III Trustees with respect to the Fund. Its members are C. Anne Harvey (Chairwoman), Robert A. Kavesh, Michael
M. Knetter, Howard A. Mileaf and Tom D. Seip. All members are Independent Fund Trustees and are not "interested parties" of the Fund as defined in section 2(a)(19) of the 1940 Act. The Chairwoman of the Governance and Nominating Committee receives additional compensation for serving on this Committee. During the fiscal year ended December 31, 2007, the Committee met three times.

     INVESTMENT PERFORMANCE COMMITTEE. The Investment Performance Committee of the Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance. Its members are Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, Jack L. Rivkin (Vice Chairman), Cornelius T. Ryan and Peter P. Trapp (Chairman). All members except for Mr. Rivkin are Independent Fund Trustees. The Chairman of the Investment Performance Committee receives additional compensation for serving on this Committee. During the fiscal year ended December 31, 2007, the Committee met two times.

     PORTFOLIO TRANSACTIONS AND PRICING COMMITTEE. The Portfolio Transactions and Pricing Committee of the Fund (a) monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the manager about current market conditions ("Pricing Procedures"); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) oversees the program by which the manager seeks to monitor and improve the quality of execution for portfolio transactions; and (e) oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which the Fund deals with the manager or any affiliate of the manager as principal or agent.

     The members of the Committee are Faith Colish, George W. Morriss, Jack L. Rivkin (Vice Chairman), William E. Rulon, Cornelius T. Ryan and Candace L. Straight (Chairwoman). All members except for Mr. Rivkin are Independent Fund Trustees. The Chairwoman of the Portfolio Transactions and Pricing Committee receives additional compensation for serving on this Committee. During the fiscal year ended December 31, 2007, the Committee met five times.

INFORMATION REGARDING THE FUND'S PROCESS FOR NOMINATING TRUSTEE CANDIDATES

     GOVERNANCE AND NOMINATING COMMITTEE CHARTER. A copy of the Governance and Nominating Committee Charter is available to shareholders on the Fund's website at www.lbftincomeopportunity.com.

     SHAREHOLDER COMMUNICATIONS. The Fund's Governance and Nominating Committee will consider nominees recommended by shareholders; shareholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, NY, 10158-0180. No nominee recommendation has been received from a shareholder within the past 120 days.

     NOMINEE QUALIFICATIONS. The Governance and Nominating Committee will consider nominees recommended by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as independent trustees, independence from the Fund's investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committees also consider whether the prospective candidates' workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

     IDENTIFYING NOMINEES. The Governance and Nominating Committee considers prospective candidates from any reasonable source. The Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If the Committee, based on the results of these contacts, believed they had identified a viable candidate, they would air the matter with the full group of independent Board members for input. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

TRUSTEE ATTENDANCE AT ANNUAL MEETINGS

     The Fund does not have a policy on Trustee attendance at the annual meeting
of  shareholders.   One  Board  member  attended  the  2007  annual  meeting  of shareholders.

OWNERSHIP OF SECURITIES

     Set forth below is the dollar range of equity securities owned by each Trustee as of January 31, 2008.


____________________________________________________________________________________________

                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                           DOLLAR RANGE OF EQUITY    SECURITIES IN ALL REGISTERED INVESTMENT
                           SECURITIES OWNED IN THE   COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE            FUND *                    FAMILY OF INVESTMENT COMPANIES *
____________________________________________________________________________________________

Independent Fund Trustees
____________________________________________________________________________________________
John Cannon                None                      Over $100,000

Faith Colish               $1-$10,000 **             Over $100,000

Martha C. Goss             None                      None

C. Anne Harvey             None                      $50,001-$100,000

Robert A. Kavesh           None                      $10,001-$50,000

Michael M. Knetter         None                      None

Howard A. Mileaf           None                      Over $100,000

George W. Morriss          $10,001-$50,000 **        Over $100,000

Edward I. O'Brien          None                      Over $100,000

William E. Rulon           None                      Over $100,000

Cornelius T. Ryan          None                      Over $100,000

Tom D. Seip                None                      Over $100,000

Candace L. Straight        None                      Over $100,000

Peter P. Trapp             None                      Over $100,000
____________________________________________________________________________________________

Trustees who are "Interested Persons"
____________________________________________________________________________________________

Jack L. Rivkin             None                      $1-$10,000

Peter E. Sundman           None                      Over $100,000
____________________________________________________________________________________________

*    Valuation Date as of March 3, 2008.

** Ms. Colish owns 100 Common Shares and Mr. Morriss owns 1,363 Common Shares, constituting less than 1% of the Fund's outstanding Common Shares.

INDEPENDENT FUND TRUSTEES' OWNERSHIP OF SECURITIES

     As of January 31, 2008, no Independent Fund Trustee (or his/her immediate family members) owned securities of NB Management or securities in an entity controlling, controlled by or under common control with NB Management (not including registered investment companies).

OFFICERS OF THE FUND

     The following table sets forth certain information regarding the officers of the Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of the Fund are appointed by the Board and serve at the pleasure of the Board.

____________________________________________________________________________________________

                       POSITION AND LENGTH OF
NAME AND AGE           TIME SERVED (1)                      PRINCIPAL OCCUPATION(S)
____________________________________________________________________________________________
Andrew B. Allard       Anti-Money Laundering                Senior Vice President,
(46)                   Compliance Officer since April       Neuberger Berman since 2006;
                       2006                                 Deputy General Counsel,
                                                            Neuberger Berman since 2004;
                                                            formerly, Vice President,
                                                            Neuberger Berman, 2000 to
                                                            2005; formerly, Associate
                                                            General Counsel, Neuberger
                                                            Berman, 1999 to 2004; Anti-
                                                            Money Laundering Compliance
                                                            Officer, sixteen registered
                                                            investment companies for
                                                            which NB Management acts
                                                            as investment manager and
                                                            administrator (six since 2002,
                                                            three since 2003, four since
                                                            2004, one since 2005 and two
                                                            since 2006).
____________________________________________________________________________________________

Michael J. Bradler     Assistant Treasurer since April      Vice President, Neuberger
(38)                   2006                                 Berman since 2006; Employee,
                                                            NB Management since 1997;
                                                            Assistant Treasurer, sixteen
                                                            registered investment companies
                                                            for which NB Management
                                                            acts as investment manager and
                                                            administrator (fourteen since
                                                            2005 and two since 2006).
____________________________________________________________________________________________

______________________________________________________________________________________________

                       POSITION AND LENGTH OF
NAME AND AGE           TIME SERVED (1)                      PRINCIPAL OCCUPATION(S)
______________________________________________________________________________________________
Claudia A. Brandon     Secretary since April 2006           Senior Vice President,
(51)                                                        Neuberger Berman since
                                                            2007; Vice President-Mutual
                                                            Fund Board Relations,
                                                            NB Management since 2000
                                                            and Assistant Secretary since
                                                            2004; formerly, Vice President,
                                                            Neuberger Berman 2002 to
                                                            2006 and Employee since 1999;
                                                            Secretary, sixteen registered
                                                            investment companies for
                                                            which NB Management acts
                                                            as investment manager and
                                                            administrator (three since 1985,
                                                            three since 2002, three since
                                                            2003, four since 2004, one since
                                                            2005 and two since 2006).
______________________________________________________________________________________________

Robert Conti (51)      Vice President since April 2006      Managing Director, Neuberger
                                                            Berman since 2007; formerly,
                                                            Senior Vice President,
                                                            Neuberger Berman, 2003 to
                                                            2006; formerly, Vice President,
                                                            Neuberger Berman, 1999 to
                                                            2003; Senior Vice President, NB
                                                            Management since 2000; Vice
                                                            President, sixteen registered
                                                            investment companies for
                                                            which NB Management acts
                                                            as investment manager and
                                                            administrator (three since 2000,
                                                            three since 2002, three since
                                                            2003, four since 2004, one since
                                                            2005 and two since 2006).
______________________________________________________________________________________________

Brian J. Gaffney (54)  Vice President since April 2006      Managing Director, Neuberger
                                                            Berman since 1999; Senior Vice
                                                            President, NB Management since
                                                            2000; Vice President, sixteen
                                                            registered investment companies
                                                            for which NB Management
                                                            acts as investment manager and
                                                            administrator (three since 2000,
                                                            three since 2002, three since
                                                            2003, four since 2004, one since
                                                            2005 and two since 2006).
______________________________________________________________________________________________

______________________________________________________________________________________________

                       POSITION AND LENGTH OF
NAME AND AGE           TIME SERVED (1)                      PRINCIPAL OCCUPATION(S)
______________________________________________________________________________________________
Maxine L. Gerson       Chief Legal Officer since            Senior Vice President,
(57)                   April 2006 (only for purposes        Neuberger Berman since 2002;
                       of sections 307 and 406 of the       Deputy General Counsel and
                       Sarbanes-Oxley Act of 2002)          Assistant Secretary, Neuberger
                                                            Berman since 2001; Senior Vice
                                                            President, NB Management
                                                            since 2006; Secretary
                                                            and General Counsel, NB
                                                            Management since 2004; Chief
                                                            Legal Officer (only for purposes
                                                            of sections 307 and 406 of the
                                                            Sarbanes-Oxley Act of 2002),
                                                            sixteen registered investment
                                                            companies for which NB
                                                            Management acts as investment
                                                            manager and administrator
                                                            (fourteen since 2005 and two
                                                            since 2006).
______________________________________________________________________________________________

Sheila R. James (42)   Assistant Secretary since April      Vice President, Neuberger
                       2006                                 Berman since 2008, and
                                                            Employee since 1999; formerly,
                                                            Assistant Vice President,
                                                            2007-2008; Assistant Secretary,
                                                            sixteen registered investment
                                                            companies for which NB
                                                            Management acts as investment
                                                            manager and administrator (six
                                                            since 2002, three since 2003,
                                                            four since 2004, one since
                                                            2005and two since 2006).
______________________________________________________________________________________________

Kevin Lyons (52)       Assistant Secretary since April      Assistant Vice President,
                       2006                                 Neuberger Berman since 2008
                                                            and Employee since 1999;
                                                            Assistant Secretary, sixteen
                                                            registered investment companies
                                                            for which NB Management
                                                            acts as investment manager and
                                                            administrator (nine since 2003,
                                                            four since 2004, one since 2005
                                                            and two since 2006).
______________________________________________________________________________________________

______________________________________________________________________________________________

                       POSITION AND LENGTH OF
NAME AND AGE           TIME SERVED (1)                      PRINCIPAL OCCUPATION(S)
______________________________________________________________________________________________
John M. McGovern       Treasurer and Principal              Senior Vice President,
(38)                   Financial and Accounting             Neuberger Berman since 2007;
                       Officer since April 2006             formerly, Vice President,
                                                            Neuberger Berman, 2004
                                                            to 2006; Employee, NB
                                                            Management since 1993;
                                                            Treasurer and Principal
                                                            Financial and Accounting
                                                            Officer, sixteen registered
                                                            investment companies for
                                                            which NB Management acts
                                                            as investment manager and
                                                            administrator (fourteen since
                                                            2005 and two since 2006);
                                                            formerly, Assistant Treasurer,
                                                            fourteen registered investment
                                                            companies for which NB
                                                            Management acts as investment
                                                            manager and administrator,
                                                            2002 to 2005.
______________________________________________________________________________________________

Frank Rosato (37)      Assistant Treasurer since April      Vice President, Neuberger
                       2006                                 Berman since 2006; Employee,
                                                            NB Management since 1995;
                                                            Assistant Treasurer, sixteen
                                                            registered investment companies
                                                            for which NB Management
                                                            acts as investment manager and
                                                            administrator (fourteen since
                                                            2005 and two since 2006).
______________________________________________________________________________________________

Frederic B. Soule (61) Vice President since April 2006      Senior Vice President,
                                                            Neuberger Berman since 2003;
                                                            formerly, Vice President,
                                                            Neuberger Berman, 1999 to
                                                            2002; Vice President, sixteen
                                                            registered investment companies
                                                            for which NB Management
                                                            acts as investment manager and
                                                            administrator (three since 2000,
                                                            three since 2002, three since
                                                            2003, four since 2004, one since
                                                            2005 and two since 2006)
______________________________________________________________________________________________

_____________________________________________________________________________________________

                       POSITION AND LENGTH OF
NAME AND AGE           TIME SERVED (1)                      PRINCIPAL OCCUPATION(S)
_____________________________________________________________________________________________
Chamaine Williams      Chief Compliance Officer since       Senior Vice President,
(37)                   2005                                 Neuberger Berman since 2007;
                                                            Chief Compliance Officer,
                                                            NB Management since 2006;
                                                            Senior Vice President, Lehman
                                                            Brothers Inc. since 2007;
                                                            formerly, Vice President,
                                                            Lehman Brothers Inc. from
                                                            2003 to 2006; Chief Compliance
                                                            Officer, sixteen registered
                                                            investment companies for
                                                            which NB Management acts
                                                            as investment manager and
                                                            administrator (fifteen since
                                                            2005 and one since 2006); Chief
                                                            Compliance Officer, Lehman
                                                            Brothers Asset Management Inc.
                                                            since 2003; Chief Compliance
                                                            Officer, Lehman Brothers
                                                            Alternative Investment
                                                            Management LLC since 2003;
                                                            formerly, Vice President, UBS
                                                            Global Asset Management
                                                            (US) Inc. (formerly, Mitchell
                                                            Hutchins Asset Management,
                                                            a wholly-owned subsidiary of
                                                            PaineWebber Inc.), 1997 to 2003.
_____________________________________________________________________________________________

(1)  In April, 2006, the Fund's shareholders  elected the current Board as part of a proposal to streamline the governance  structure of the Fund. Except for Chamaine  Williams,  who served as the Chief Compliance Officer since 2005, most officers have served since April
     2006 and a few since June 2006.

COMPENSATION OF TRUSTEES AND OFFICERS

     The following table sets forth information concerning the compensation of the Fund's Trustees. The Fund does not have any pension or retirement plan for its Trustees. For the fiscal year ended December 31, 2007, the Trustees received the amounts set forth in the following table from the Fund. For the calendar year ended December 31, 2007, the Trustees received the compensation set forth in the following table for serving as Trustees or Directors of investment companies in the "Fund Complex." Each officer and Trustee who is a director, officer or employee of NB Management, LBAM LLC, or any entity controlling, controlled by or under common control with NB Management or LBAM LLC, serves as a Trustee and/or officer without any compensation from the Fund.

                              TABLE OF COMPENSATION

                                                         TOTAL COMPENSATION FROM REGISTERED
                                COMPENSATION FROM       INVESTMENT COMPANIES IN THE NEUBERGER
NAME AND POSITION              THE FUND FOR FISCAL     BERMAN FUND COMPLEX PAID TO TRUSTEES FOR
WITH THE FUND                  YEAR ENDED 12/31/07          CALENDAR YEAR ENDED 12/31/07
_________________________________________________________________________________________________

Independent Fund Trustees
_________________________________________________________________________________________________

John Cannon
   Trustee                           $1,835.36                       $104,536.24
Faith Colish
   Trustee                           $1,817.91                       $103,553.63
Martha C. Goss *
   Trustee                           $1,178.89                       $ 68,170.29
C. Anne Harvey
   Trustee                           $1,685.17                       $ 96,186.37
Robert A. Kavesh
   Trustee                           $1,817.91                       $103,553.63
Michael M. Knetter *
   Trustee                           $1,515.81                       $ 86,688.49
Howard A. Mileaf
   Trustee                           $1,921.25                       $109,483.52
George W. Morriss *
   Trustee                           $1,601.70                       $ 91,635.77
Edward I. O'Brien
   Trustee                           $1,817.91                       $103,553.63
William E. Rulon
   Trustee                           $1,817.91                       $103,553.63
Cornelius T. Ryan
   Trustee                           $1,990.99                       $113,417.63
Tom D. Seip
   Trustee                           $2,267.74                       $129,219.96
Candace L. Straight
   Trustee                           $1,817.91                       $103,553.63
Peter P. Trapp
   Trustee                           $1,921.25                       $109,483.52
________________________________________________________________________________________________

Trustees who are "Interested Persons"
_________________________________________________________________________________________________

Jack L. Rivkin
   Trustee and President                $0                               $0
Peter E. Sundman
   Trustee, Chairman
   of the Board and
   Chief Executive
   Officer                              $0                               $0
_________________________________________________________________________________________________

* Dr. Knetter and Mr. Morriss joined the Fund's Board in February 2007 and Ms. Goss joined the Board in June 2007.

VOTE REQUIRED

     Martha C. Goss, Robert A. Kavesh, Edward I. O'Brien, William E. Rulon and Candace L. Straight each must be elected by a plurality of the votes cast by the holders of the Fund's outstanding Common Shares and MMP Shares, voting together. Howard A. Mileaf must be elected by a plurality of the votes cast by the holders of the MMP Shares, voting separately from the holders of the Common Shares.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" EACH NOMINEE.

             INFORMATION ON THE FUND'S INDEPENDENT REGISTERED PUBLIC
                                 ACCOUNTING FIRM

     Ernst & Young LLP ("Ernst & Young") audited the financial statements for the fiscal year ended December 31, 2007 for the Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for the Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of the Fund's filings with the SEC. In the opinion of the Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the Fund's independent registered public accounting firm. The Board has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2008. Ernst & Young has served as the Fund's independent registered public accounting firm since the Fund's inception. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements of the Fund for the fiscal years ended December 31, 2006 and December 31, 2007 and for the review of the financial statements included in the Fund's regulatory filings are as shown in the table below.


                                                   AUDIT FEES BILLED
                                       _________________________________________

                                          FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                                          12/31/06          12/31/07
________________________________________________________________________________

Lehman Brothers
     First Trust Income Opportunity Fund       $34,500          $34,500
________________________________________________________________________________

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended December 31, 2006 and December 31, 2007, for performing agreed-upon procedures for the MMP Shares of the Fund are as shown in the table below.

                                              AUDIT-RELATED FEES BILLED
                                       _________________________________________

                                          FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                                          12/31/06          12/31/07
________________________________________________________________________________

Lehman Brothers
     First Trust Income Opportunity Fund        $6,250          $6,250
________________________________________________________________________________

TAX FEES

     The aggregate fees billed by Ernst & Young for the fiscal years ended December 31, 2006 and December 31, 2007, for tax compliance, tax advice, and tax planning are as shown in the table below.

                                                    TAX FEES BILLED
                                       _________________________________________

                                          FISCAL YEAR ENDED  FISCAL YEAR ENDED
FUND                                           12/31/06          12/31/07
________________________________________________________________________________

Lehman Brothers
     First Trust Income Opportunity Fund        $8,700              $8,900
________________________________________________________________________________

ALL OTHER FEES

     Aggregate fees billed by Ernst & Young during the fiscal years ended December 31, 2006 and December 31, 2007 for other services provided to the Fund are as shown in the table below.

                                                    ALL OTHER FEES
                                       _________________________________________

                                          FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                          12/31/06            12/31/07
________________________________________________________________________________

Lehman Brothers
     First Trust Income Opportunity Fund         $0                  $0
________________________________________________________________________________

     Aggregate fees billed by Ernst & Young during the fiscal years ended December 31, 2006 and December 31, 2007, for non-audit services to the Fund, NB Management, LBAM LLC and any entity controlling, controlled by or under common control with NB Management or LBAM LLC that provides ongoing services to the Fund are as shown in the table below.

                                                AGGREGATE NON-AUDIT FEES
                                       _________________________________________

                                          FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                          12/31/06            12/31/07
________________________________________________________________________________

Lehman Brothers
     First Trust Income Opportunity Fund      $489,950            $440,150
________________________________________________________________________________

     The Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committee did not approve any of the services described above pursuant to the "de minimis exceptions" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management, LBAM LLC or any entity controlling, controlled by or under common control with NB Management or LBAM LLC that provides ongoing services to the Fund that the Audit Committee was required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Annual Meeting. Should any other matters requiring a vote of shareholders properly come before the Annual Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                              SHAREHOLDER PROPOSALS

     The Fund's By-laws require shareholders wishing to nominate Trustees or make proposals to be voted on at the Fund's annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. The Secretary must receive the nomination or proposal no more than 120 days and not less than 90 days in advance of the anniversary of the date of the Fund's proxy statement released to shareholders in connection with the previous year's annual meeting. In order to be considered at the Fund's 2009 annual meeting, shareholder nominations and proposals must be received by the Fund no earlier than November 13, 2008 and no later than December 13, 2008 and must satisfy the other requirements of the federal securities laws. Timely submission of a nomination or proposal does not guarantee that such nomination or proposal will be included. The chairperson of the Annual Meeting may refuse to acknowledge a nomination or other proposal by a shareholder that is not made in the manner described above.

                   NOTICE TO BANKS, BROKER-DEALERS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, c/o its Secretary at 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                        By order of the Board of Trustees,


                                        /s/ Claudia A. Brandon


                                        Secretary

Dated: March 13, 2008

                     (This page intentionally left blank.)

                                                                      APPENDIX A

                             AUDIT COMMITTEE REPORT

        LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND (THE "FUND")

     The Audit Committee of the Board of Trustees of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund's financial reporting process. Pursuant to the Charter, and in accordance with New York Stock Exchange requirements and Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Audit Committee is to oversee the Fund's accounting and financial reporting processes and the quality and integrity of the Fund's financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing the scope and results of the Fund's annual audit with the Fund's independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Fund's financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

     The Audit Committee met on February 19, 2008 to review the Fund's audited financial statements for the fiscal year ended December 31, 2007. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund's management and their independent auditors, Ernst & Young, LLP ("E&Y"). The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with E&Y its independence.

     The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and E&Y.

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2007.

     The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rules.

Martha C. Goss
Howard A. Mileaf
George W. Morriss
Cornelius T. Ryan (Chairman)
Tom D. Seip
Peter P. Trapp

February 19, 2008

                              ____________________
                             |           |        |
                             | NEUBERGER | BERMAN |
                             |___________|________|

                             A Lehman Brothers Company


                             NEUBERGER BERMAN MANAGEMENT INC.
                             605 Third Avenue 2nd Floor
                             New York, New York 10158-0180

                             www.nb.com


                                                                     P56684
                                                                     I0039 03/08

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 14, 2008




LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
COMMON SHARES

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's common shares in Lehman Brothers First Trust Income Opportunity Fund (the "Fund") at the Annual Meeting of Shareholders to be held on April 14, 2008, at 9:30 a.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Annual Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

The common shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

YOUR VOTE IS  IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                Date:___________________, 2008


                                   Signature (owner, trustee, custodian, etc.)
                                   (Please sign in the box)
                                   ---------------------------------------------




                                   ---------------------------------------------
                                   Please sign exactly as name appears hereon. If shares are held in the name of two or more persons, any may sign. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                                                                     CLB- JH-CMN

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.




              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
PLEASE DO NOT USE FINE POINT PENS.   (X)


1. To elect five Class III Trustees to serve until the annual meeting of shareholders in 2011, or until their successors are elected and qualified:

                                                                                    FOR    WITHHOLD    FOR ALL
                                                                                    ALL      ALL       EXCEPT*
     (01) Martha C. Goss      (03) Edward I. O'Brien     (05) Candace L. Straight   [ ]      [ ]        [ ]
     (02) Robert A. Kavesh    (04) William E. Rulon


     *TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.


     ---------------------------------------------------------------------------


      IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL 1-877-461-1899.



                        PLEASE SIGN ON THE REVERSE SIDE.


                                                                      CLB-JH-CMN

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 14, 2008





LEHMAN BROTHERS FIRST TRUST INCOME OPPORTUNITY FUND
MONEY MARKET CUMULATIVE PREFERRED SHARES

The undersigned appoints as proxies Robert Conti,  Frederic B. Soule and Claudia
A. Brandon, and each of them (with power of substitution), to vote all the undersigned's preferred shares in Lehman Brothers First Trust Income Opportunity Fund (the "Fund") at the Annual Meeting of Shareholders to be held on April 14, 2008, at 9:30 a.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof ("Annual Meeting"), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

The preferred shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

YOUR VOTE IS IMPORTANT  NO MATTER HOW MANY SHARES YOU OWN.

PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


                                                 Date:___________________, 2008


                                     Signature (owner, trustee, custodian, etc.)
                                     (Please sign in the box)
                                     -------------------------------------------


                                     -------------------------------------------
                                     Please sign exactly as name appears hereon.
                                     If shares are held in the name of two or more persons, any may sign. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

                                                                     CLB-JH-PRE

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.





                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.
 PLEASE DO NOT USE FINE POINT PENS.   (X)

1. To elect six Class III Trustees to serve until the annual meeting of shareholders in 2011, or until their successors are elected and qualified:

                                                                           FOR   WITHHOLD   FOR ALL
                                                                           ALL     ALL      EXCEPT*
  (01) Martha C. Goss    (03) Edward I. O'Brien  (05) Candace L. Straight  [ ]     [ ]       [ ]
  (02) Robert A. Kavesh  (04) William E. Rulon   (06) Howard A.  Mileaf


    *TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), MARK THE BOX "FOR ALL EXCEPT" AND WRITE ON THE LINE BELOW THE NUMBER(S) OF THE NOMINEE(S) FOR WHOM YOU DO NOT WANT TO VOTE.

     -------------------------------------------------------------------------



    IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CALL 1-877-461- 1899.



                               PLEASE SIGN ON THE
                                 REVERSE SIDE.


                                                                 CLB-JH-PRE